Exhibit 10.35

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

AssuranceAmerica Corporation

COMMON SHARE PURCHASE WARRANT

No. W-1	December 30, 2011

Warrant to Purchase 11,629,000 Common Shares

AssuranceAmerica Corporation, a Nevada corporation (the “Company”), for value received, hereby certifies that Guy W. Millner and Virginia W. Millner, individuals, or their registered assigns (the “Holder”), is entitled to purchase from the Company 11,629,000 shares of duly authorized, validly issued, fully paid and nonassessable common shares, $0.01 par value, of the Company (the “Common Shares”), at a purchase price equal to the Purchase Price (this “Warrant”), at any time or from time to time but prior to 5:00 P.M., New York City time, on December 30, 2015 (the “Expiration Date”), all subject to the terms, conditions and adjustments set forth below in this Warrant.

1.     DEFINITIONS. As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:

“BUSINESS DAY” shall mean any day other than a Saturday or a Sunday or any day on which national banks are authorized or required by law to close. Any reference to “days” (unless Business Days are specified) shall mean calendar days.

“COMMON SHARES” shall have the meaning assigned to it in the introduction to this Warrant, such term to include any stock into which such Common Shares shall have been changed or any stock resulting from any reclassification of such Common Shares, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

“COMPANY” shall have the meaning assigned to it in the introduction to this Warrant.

“EXCHANGE ACT” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“EXPIRATION DATE” shall have the meaning assigned to it in the introduction to this Warrant.

“HOLDER” shall have the meaning assigned to it in the introduction to this Warrant.

“INITIAL HOLDER” shall mean Guy W. Millner and Virginia W. Millner.

“NASD” shall mean the National Association of Securities Dealers, Inc.

“OTHER SECURITIES” shall mean any stock (other than Common Shares) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Shares or Other Securities pursuant to Section 3 or otherwise.

“PERSON” shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

“PURCHASE PRICE” shall mean $0.01 per share.

“RESTRICTED SECURITIES” shall mean (i) any Warrants bearing the applicable legend set forth in Section 7.1, (ii) any Common Shares (or Other Securities) issued or issuable upon the exercise of Warrants which are (or, upon issuance, will be) evidenced by a certificate or certificates bearing the applicable legend set forth in such Section, and (iii) any Common Shares (or Other Securities) issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding Common Shares (or other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Shares (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section.

“SECURITIES ACT” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“WARRANT” shall have the meaning assigned to it in the introduction to this Warrant.

“WARRANT SHARES” means (a) the Common Shares issued or issuable upon exercise of this Warrant in accordance with Section 2, (b) all other securities or other property issued or issuable upon any such exercise or exchange in accordance with this Warrant and (c) any securities of the Company distributed with respect to the securities referred to in the preceding clauses (a) and (b).

2.     EXERCISE OF WARRANT.

2.1.         MANNER OF EXERCISE; PAYMENT OF THE PURCHASE PRICE.

(a)         This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering to the Company at its principal office this Warrant, with a completed Election to Purchase Shares in the form attached hereto as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment of the Purchase Price for the number of Common Shares specified in such form (the “Aggregate Purchase Price”). Any partial exercise of this Warrant shall be for a whole number of Warrant Shares only.

(b)         Payment of the Aggregate Purchase Price may be made in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company.

2.2.         WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company as provided in Section 2.1, and, to the extent permitted by law, at such time the Person or Persons in whose name or names any certificate or certificates for Common Shares (or Other Securities) shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof for all purposes.

2.3.         DELIVERY OF STOCK CERTIFICATES, ETC.; CHARGES, TAXES AND EXPENSES.

(a)         As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company shall cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 7, as the Holder may direct,

(i)         a certificate or certificates for the whole number of Common Shares (or Other Securities) to which the Holder shall be entitled upon such exercise, and

(ii)         in case such exercise is for less than all of the Common Shares purchasable under this Warrant, a new Warrant or Warrants of like tenor, for the balance of the Common Shares purchasable hereunder.

(b)         Issuance of certificates for Common Shares upon the exercise of this Warrant shall be made without charge to the Initial Holder hereof for any issue or transfer tax or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax that may be payable in respect of any issuance of any Warrant or any certificate for, or any other evidence of ownership of, Warrant Shares in a name other than that of the Initial Holder of this Warrant being exercised or exchanged.

2.4.         TAX BASIS. The Company and the Holder shall mutually agree as to the tax basis of this Warrant as of the date of issuance of this Warrant, for purposes of the Internal Revenue Code of 1986, as amended, and the treatment of this Warrant under such Code by each of the Company and the Holder shall be consistent with such agreement.

2.5.         ADJUSTMENTS FOR COMBINATIONS, ETC. In case the outstanding Common Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Common Shares, the Purchase Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

3.     CONSOLIDATION, MERGER, ETC.

3.1.         ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS,REORGANIZATION, ETC. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Shares shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Shares, then, and in the case of each such transaction, the Holder of this Warrant shall be entitled to receive at and upon consummation of such transaction (but only upon payment of the aggregate Purchase Price in effect at the time of such consummation for all Common Shares issuable upon such exercise immediately prior to such consummation), the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto; PROVIDED that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding Common Shares, and if the Holder so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, the Holder of this Warrant shall be entitled to receive at and upon consummation of such purchase, tender or exchange offer (but only upon payment of the aggregate Purchase Price in effect at the time of expiration of such purchase, tender or exchange offer) the highest amount of securities, cash or other property to which it would actually have been entitled as a shareholder if the Holder of this Warrant had exercised this Warrant prior to the expiration of such purchase, tender or exchange offer and accepted such offer.

4.         NO DILUTION OR IMPAIRMENT. The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, and (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all liens, security interests, encumbrances (in each of the foregoing cases, other than those imposed by the Holder), taxes, preemptive rights and charges on the exercise of the Warrants from time to time outstanding.

5.         NOTICES OF CORPORATE ACTION. In the event of (a) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any consolidation or merger involving the Company and any other Person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other Person, or (b) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall mail to each holder of a Warrant a notice specifying the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Shares shall be entitled to exchange their Common Shares for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

6.         REGISTRATION OF COMMON SHARES. If any Common Shares required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved; as the case may be; PROVIDED, that the Company shall not be obligated to make any filing in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in order to effect such registration or approval unless the Company is already subject to service in such jurisdiction in the reasonable opinion of the Company’s counsel. At any such time as Common Shares is listed on any national securities exchange, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the Common Shares issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company shall also list on such national securities exchange, shall register under the Exchange Act and shall maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

7.         RESTRICTIONS ON TRANSFER.

7.1.         RESTRICTIVE LEGENDS. Except as otherwise permitted by this Section 7, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

Except as otherwise permitted by this Section 7, each certificate for Common Shares (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Shares (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED COMMON SHARE PURCHASE WARRANT ISSUED BY FRONTSTEP, INC., A COMPLETE AND CORRECT COPY OF EACH OF WHICH IS AVAILABLE FOR INSPECTION AT THE COMPANY’S PRINCIPAL OFFICE AND WILL BE FURNISHED TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

7.2.         TRANSFER TO COMPLY WITH THE SECURITIES ACT. Restricted Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of (a “Transfer”), in whole or in part, except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws and the terms and conditions hereof.

7.3.         NOTICE OF TRANSFER. Each Holder shall, prior to any Transfer of any Warrants, give written notice to the Company of such Holder’s intention to Transfer.

7.4.         TERMINATION OF RESTRICTIONS. The restrictions imposed by this Section 7 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement and applicable state securities and blue sky laws, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act and applicable state securities and blue sky laws, or (c) when, in the reasonable opinion of both counsel for the Holder and counsel for the Company, such restrictions are no longer required or necessary in order to protect the Company against a violation of the Securities Act or applicable state securities and blue sky laws upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legends required by Section 7.1.

7.5.         EXEMPT TRANSFERS. The restrictions on the transfer of this Warrant or the Warrant Shares set forth in this Section 7 shall not apply to any transfer made in compliance with applicable state and federal securities laws.

8.     RESERVATION OF STOCK, ETC. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of Common Shares from time to time issuable upon exercise of this Warrant. All Common Shares issuable upon exercise of any Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable, with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all liens, security interests, encumbrances (in each of the foregoing cases, other than those imposed by the Holder), taxes, preemptive rights and charges. The transfer agent for the Common Shares, and every subsequent Transfer Agent for any shares of the Company’s capital stock issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the Transfer Agent for the Common Shares and with every subsequent Transfer Agent for any shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such Transfer Agent with duly executed stock certificates for such purpose. All Warrant Certificates surrendered upon the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised Warrant.

9.     REGISTRATION AND TRANSFER OF WARRANTS, ETC.

9.1.         WARRANT REGISTER; OWNERSHIP OF WARRANTS. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company’s election and expense, by a Warrant Agent or the Transfer Agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 7, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

9.2.         TRANSFER OF WARRANTS. Subject to compliance with Section 7, if applicable, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of Common Shares with respect to which rights under this Warrant were not so transferred. Prior to effecting any transfer of this Warrant or any part hereof, each prospective transferee shall represent in writing to the Company that:

                (i)         such transferee is acquiring the Warrant hereunder for its own account, without a view to the distribution thereof;

                (ii)         such transferee is an “accredited investor” within the meaning of Regulation D under the Securities Act and was not organized for the specific purpose of acquiring the Warrant or the Warrant Shares;

                (iii)         such transferee has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the transferee and is able financially to bear the risks thereof; and

                (iv)         if applicable, such transferee understands that (i) this Warrant and the Warrant Shares have not been registered under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 506 promulgated under such act and under applicable state securities laws, (ii) this Warrant and the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and under applicable state securities laws or is exempt from such registration, (iii) this Warrant and the Warrant Shares will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect.

9.3.         REPLACEMENT OF WARRANTS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

10.     REMEDIES; SPECIFIC PERFORMANCE. The Company stipulates that there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

11.     NO RIGHTS OR LIABILITIES AS SHAREHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

12.     NOTICES. All notices and other communications (and deliveries) provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any nationally-recognized courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company:	AssuranceAmerica Corporation
5500 Interstate North Parkway
Suite 600
Atlanta, Ga. 30328

If to Holder:	Guy W. Millner and Virginia W. Millner
5500 Interstate North Parkway
Suite 600
Atlanta, Ga. 30328

All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; PROVIDED, that the exercise of any Warrant shall be effective in the manner provided in Section 2.

13.     AMENDMENTS. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the party against which enforcement of such amendment, modification, supplement, termination or consent to departure is sought.

14.     DESCRIPTIVE HEADINGS, ETC. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word “including” and words of similar import when used in this Warrant shall mean “including, without limitation,” unless otherwise specified; (5) “or” is not exclusive; and (6) provisions apply to successive events and transactions.

15.     GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Nevada.

16.     EXPIRATION. The right to exercise this Warrant shall expire at 5:00 p.m., New York City time, on December 30, 2015.

17.     COSTS AND ATTORNEYS’ FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Warrant, the Company agrees and the Holder, by taking and holding this Warrant agrees, that the prevailing party shall recover from the non-prevailing party all of such prevailing party’s costs and reasonable attorneys’ fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

18.     This Warrant shall not be exercisable and shall be of no further effect if the Issuer sells all or substantially all of its assets in a transaction closed on or before June 30, 2012.

AssuranceAmerica Corporation

By:	/s/ [ILLEGIBLE]
Name:

Title:	EVP

EXHIBIT A to COMMON SHARES PURCHASE WARRANT

FORM OF ELECTION TO PURCHASE SHARES

The undersigned hereby irrevocably elects to exercise the Warrant to purchase          common shares, no par value (“Common Shares”), of [ISSUER] and hereby makes payment of $                 therefor. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

(SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

If the number of Common Shares purchased (and/or reduced) hereby is less than the number of Common Shares covered by the Warrant, the undersigned requests that a new Warrant representing the number of Common Shares not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:

(NAME OF HOLDER)

(ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:

(NAME OF HOLDER)

(ADDRESS, INCLUDING ZIP CODE)

Dated:                     , 20

[NAME OF HOLDER]

By:
Name:

Title:

EXHIBIT B to COMMON SHARES PURCHASE WARRANT

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Shares, no par value (“Common Shares”) of [ISSUER] represented by the Warrant, with respect to the number of Common Shares set forth below:

NAME OF ASSIGNEE                  ADDRESS                  NO. OF SHARES

and does hereby irrevocably constitute and appoint              Attorney to make such transfer on the books of maintained for that purpose, with full power of substitution in the premises.

Dated:                     , 20                                                                           NAME OF HOLDER

By:
Name:

Title: